Exhibit 99.1

Precigen Announces Departure of Chief Financial Officer

- Commences search for new CFO -

Germantown, Maryland, March 30, 2021 – Precigen, Inc., a biopharmaceutical company specializing in the development of innovative gene and cell therapies to improve the lives of patients, today announced that by mutual agreement Rick Sterling is stepping down from his position as Chief Financial Officer effective April 2, 2021. Precigen has commenced an executive search for a successor with the qualifications to contribute to Precigen’s accelerating growth from a clinical stage company to a commercial organization.

“We thank Rick for his dedication and greatly appreciate his contributions to our team throughout his tenure at Precigen and Intrexon and wish him well in his future endeavors,” said Helen Sabzevari, PhD, President and Chief Executive Officer of Precigen. “We have made significant progress across our pipeline programs and are preparing for the next phase of our growth, emphasizing commercial readiness for our lead products. We are seeking to hire a new CFO who will be able to position our company for commercial success and ensure that we maintain our rapid growth and accelerated forward momentum.”

Precigen: Advancing Medicine with Precision™

Precigen (Nasdaq: PGEN) is a dedicated discovery and clinical stage biopharmaceutical company advancing the next generation of gene and cell therapies using precision technology to target the most urgent and intractable diseases in our core therapeutic areas of immuno-oncology, autoimmune disorders, and infectious diseases. Our technologies enable us to find innovative solutions for affordable biotherapeutics in a controlled manner. Precigen operates as an innovation engine progressing a preclinical and clinical pipeline of well-differentiated unique therapies toward clinical proof-of-concept and commercialization. For more information about Precigen, visit www.precigen.com or follow us on Twitter @Precigen and LinkedIn.

Trademarks

Precigen and Advancing Medicine with Precision are trademarks of Precigen and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements made in this press release are forward-looking statements. These forward-looking statements are based upon the Company's current expectations and projections about future events and generally relate to plans, objectives, and expectations for the development of the Company's business, including the timing and progress of preclinical studies, clinical trials, discovery programs and related milestones, the promise of the Company's portfolio of therapies, and in particular its CAR-T therapies, and the Company's refocus to a healthcare-oriented business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, including the possibility that the timeline for the Company's clinical trials might be impacted by the COVID-19 pandemic, and actual future results may be materially different from the plans, objectives and expectations expressed in this press release. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. For further information on potential risks and uncertainties, and other important factors, any of which could cause the Company's actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission.

For more information, contact:

Investor Contact: Steven Harasym Vice President, Investor Relations Tel: +1 (301) 556-9850 investors@precigen.com	Media Contact: Glenn Silver Lazar-FINN Partners glenn.silver@finnpartners.com

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